Exhibit 99.2
As used in this Exhibit 99.2, the terms “CVR Energy,” the “Company,” “we,” “us” or “our” may refer to CVR Energy, Inc., one or more of its consolidated subsidiaries or all of them taken as a whole, as the context may require.
This Exhibit 99.2 may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding the proposed Petroleum ABL Amendment, the 2029 Notes Redemption, the 2028 Notes Partial Redemption and the Term Loan Prepayment (each as defined below), as well as our expectations regarding the reversion of the renewable diesel unit (“RDU”) at our refinery located in Wynnewood, Oklahoma to hydrocarbon processing service, including the timing and impacts thereof, and expectations regarding certain of our refineries to qualify as small refineries and receive small refinery exemptions. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission filings. These and other risks may cause our actual performance or achievements to differ materially from any future performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this Exhibit 99.2 are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.
Proposed New Petroleum ABL
We currently expect to enter an amendment to our existing ABL Credit Facility (the “Petroleum ABL Amendment”) to amend, increase and extend our existing ABL Credit Facility (the “Existing Petroleum ABL” and, as amended by the Petroleum ABL Amendment, the “New Petroleum ABL”). We expect the New Petroleum ABL will have terms substantially similar to the Existing Petroleum ABL, except with respect to certain covenants and the borrowing capacity thereunder (which we currently expect to be higher than the Existing Petroleum ABL). However, there can be no assurance that the New Petroleum ABL will be executed on our expected timeline or at all or on the terms that we expect as of the date hereof. The offering, the Term Loan Prepayment and the Redemptions are not conditioned upon the entry into the New Petroleum ABL.
Proposed Redemption of the 2029 Notes
We have issued a conditional notice to redeem all of the $600 million aggregate principal amount of our outstanding 8.500% Senior Notes due 2029 (the “2029 Notes”) at a redemption price equal to 104.250% of the principal amount thereof, plus accrued and unpaid interest to the redemption date (the “2029 Notes Redemption”). Our obligation to fund the 2029 Notes Redemption is conditioned on the completion of an offering of at least $700 million aggregate principal amount of our senior debt securities on or before February 13, 2026, the date of redemption for such notes. We plan to fund such redemption with the net proceeds from the offering, cash on hand or borrowings under the Petroleum ABL. The statements of intent with respect to the redemption of the 2029 Notes do not constitute a notice of redemption under the indenture governing the 2029 Notes, nor an offer to purchase such 2029 Notes.
Proposed Redemption of the 2028 Notes
We have issued a conditional notice to redeem $217 million aggregate principal amount of our outstanding 5.750% Senior Notes due 2028 (the “2028 Notes”) at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date (the “2028 Notes Partial Redemption”). Our obligation to fund the 2028 Notes Partial Redemption is conditioned on the completion of an offering of at least $1,000 million aggregate principal amount of our senior debt securities on or before February 17, 2026, the date of redemption for such notes. We plan to fund such redemption with the net proceeds from the offering, cash on hand or borrowings under the Petroleum ABL. The statements of intent with respect to the redemption of the 2028 Notes do not constitute a notice of redemption under the indenture governing the 2028 Notes, nor an offer to purchase such 2028 Notes.
Proposed Prepayment of the Term Loan
We intend to issue a notice for prepayment to be effective on the closing of the notes offering of all of the approximately $157 million aggregate principal amount of our senior secured term loan facility (the “Term Loan”), plus accrued and unpaid interest thereon (the “Term Loan Prepayment”). We plan to fund such prepayment with the net proceeds from the offering, cash on hand or borrowings under the Petroleum ABL. We cannot assure you that we will effect the Term Loan Prepayment on the terms described herein or at all. The statements of intent with respect to the Term Loan Prepayment do not constitute a notice of voluntary prepayment under the Term Loan.
RDU Reversion to Hydrocarbon Service
In December 2025, the Company reverted the RDU at the refinery located in Wynnewood, Oklahoma back to hydrocarbon processing service, considering the unfavorable economics of the renewables business and to optimize feedstock and relieve certain logistical constraints within the refining business. In connection with this reversion, the Company recorded asset write-downs of approximately $2 million and adjusted the useful life of certain assets within the Renewables Segment, which resulted in approximately $62 million of additional depreciation charges. These charges are included in the Company’s results of operations for the fourth quarter of 2025 and are expected to be reflected in the Company’s consolidated financial statements for the fiscal year ended December 31, 2025. These charges relate solely to the RDU reversion and do not impact the Company’s continuing operations on a go-forward basis.
While the Company maintains the option to switch back to renewable diesel service if incentivized to do so, the RDU reversion has resulted in a change in the Company’s reportable segments. Effective January 1, 2026, the Renewables Segment is no longer a reportable segment. The Company expects to retrospectively reflect the related segment reporting changes beginning with its first quarter 2026 interim financial statements; however, this change represents a modification to segment presentation only as it does not meet the criteria for discontinued operations accounting under accounting principles generally accepted in the United States of America.
Regulatory Environment Updates
On August 22, 2025, the U.S. Environmental Protection Agency (the “EPA”) issued a decision document (the “August 2025 EPA Decision”) to the Company’s subsidiary Wynnewood Refining Company, LLC (“WRC”), affirming the validity of its previous grant of WRC’s petitions for small refinery exemption (“SRE”) relief under the Renewable Fuel Standard (“RFS”) for WRC’s 2017 and 2018 compliance periods, granting 100% waivers for WRC’s 2019 and 2021 compliance periods and granting 50% waivers for its 2020, 2022, 2023 and 2024 compliance periods. Despite the favorable precedent from the August 2025 EPA Decision, the Company continues to accrue WRC’s 2025 RFS obligation at 100% of the required amount, as no waiver has yet been granted for the 2025 compliance year.
On October 27, 2025, WRC filed in the United Stated Circuit Court of Appeals for the District of Columbia Circuit a petition for review of the August 2025 EPA Decision with respect to WRC’s 2020, 2022, 2023 and 2024 SREs, which was primarily intended to preserve WRC’s rights to challenge scoring and decisions relating to WRC’s future SRE petitions. Similar petitions for review have been filed by other small refineries, and other similar petitions may continue to be filed. Additionally, on October 24, 2025, the Renewable Fuels Association filed a petition for review of the August 2025 EPA Decision, and on December 11, 2025, it filed a petition for review of the EPA’s decisions on other SRE petitions announced on November 7, 2025. The statement of issues filed with the court with respect to these petitions indicates that the issues raised relate to whether EPA’s SRE decisions were arbitrary and capricious or exceeded the agency’s authority.
The Company is evaluating the merits of the foregoing actions on the Company’s RFS obligations. If the existing legal actions, or if new actions that may be filed in the future, are not decided in our favor, our business, financial condition and results of operations could be materially and adversely impacted.